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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) - December 7, 2000
                                                         ----------------

                              ANALOG DEVICES, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


                                 Massachusetts
                     -------------------------------------
                (State or other jurisdiction of incorporation)


        1-7819                                          04-2348234
    ---------------                                  ----------------
 (Commission File No.)                        (IRS Employer Identification No.)

One Technology Way, Norwood, Massachusetts                         02062-9106
------------------------------------------                         ----------
 (Address of principal executive offices)                          (Zip Code)

                                (718) 329-4700
                  ----------------------------------------
              Registrant's telephone number, including area code


                                Not Applicable
              --------------------------------------------------
         (Former name or former address, if changed since last report)
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 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                                 (c)  Exhibits.

Exhibit No.                             Description
-----------    ----------------------------------------------------------------
   99.1                   Selected Consolidated Financial Data

   99.2                       Description of Capital Stock

                                       2
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

       Date: December 7, 2000                         ANALOG DEVICES, INC.

                                                  By: /s/ Joseph E. McDonough
                                                     ------------------------
                                                        Joseph E. McDonough
                                                     Vice President - Finance
                                                   and Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX


 Exhibit No.                         Description
-------------  ----------------------------------------------------------

    99.1               Selected Consolidated Financial Data

    99.2                   Description of Capital Stock

                                       4